UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2012

DUBLI, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Town Center Circle, Suite 601

Boca Raton, FL 33486
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 417-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2012, MediaNet Group Technologies, Inc. (the “Company”) filed an amendment to its Articles of Incorporation, as amended, with the Nevada Secretary of State’s Office changing its name to “DubLi, Inc.”  On September 27, 2012, as a result of the name change, the Company’s shares of common stock, par value $0.001 per share, began trading under the new ticker symbol “DUBL.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

3.1	Certificate of Amendment to Articles of Incorporation dated September 25, 2012.

99.1	Press release issued by the Company on September 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DubLi, Inc.
(Registrant)

Date: September 27, 2012
	By:	/s/ Mark Mroczkowski
Mark Mroczkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

3.1	Certificate of Amendment to Articles of Incorporation dated September 25, 2012.

99.1	Press release issued by the Company on September 27, 2012.